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                                                                   Exhibit 10.56

                   SECOND AMENDMENT TO MODIFIED LOAN AGREEMENT

          THIS SECOND AMENDMENT TO MODIFIED LOAN AGREEMENT (the "Amendment") is made and entered into to be effective as of June 30, 2002, by and between BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership, in its capacity as debtor-in-possession under that certain Chapter 11 bankruptcy case filed as Case No. 01-1268 (the "Case") filed on April 3, 2001 with the United States Bankruptcy Court for the District of Delaware (the "Court") (the "Borrower"), and BCP MANAGEMENT, INC., a Delaware corporation, in its capacity as debtor-in-possession under that certain Chapter 11 bankruptcy case filed as Case No. 02-10875 (the "Lender Case") filed on March 22, 2002 with the Court (the "Lender"). For valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Borrower and the Lender, intending to be legally bound, hereby recite and agree as follows:

                                    Recitals

          A. On April 30, 2002, the Borrower and the Lender entered into that certain Modified Loan Agreement (as amended, the "Loan Agreement"), pursuant to which the Lender agreed to lend to the Borrower up to $6,000,000 subject to the terms and conditions contained therein. On May 23, 2002, the Borrower and the Lender entered into that certain First Amendment to Modified Loan Agreement and First Amendment to Note, pursuant to which the maturity date under the Loan Agreement was extended until June 30, 2002 and the Commitment was reduced to $4,500,000.

          B. The Court has issued in the Lender Case and the Case orders authorizing the extension of the maturity date under the Loan Agreement until July 17, 2002.

          C. The Borrower and the Lender mutually wish to amend the Loan Agreement, according to the terms and conditions hereinafter set forth.

                                    Agreement

          1. Definitions. All capitalized terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein.

          2. Amendments to the Loan Agreement. As of the date hereof, the Loan Agreement shall be and hereby is amended and modified as follows:

               a. The definition of "Maturity Date" contained in Section
     1.1 of the Loan Agreement is hereby modified to delete therefrom the phrase "June 30, 2002" and replace it with the phrase "July 17, 2002".

               b. Section 2.1 of the Loan Agreement is hereby amended by deleting the phrase "June 30, 2002" and replacing it with "July 17, 2002".

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          3.   Confirmation and Ratification. Except as specifically modified and amended pursuant to the terms hereof, the Loan Agreement remains unchanged and in full force and effect as written. The parties hereto hereby ratify and confirm in all respects, as of the date hereof, all of the terms, conditions, representations, warranties, covenants and provisions contained therein, as modified and amended hereby, and the Borrower hereby confirms and ratifies in all respects all of the Obligations.

          4. No Default. The Borrower hereby ratifies and confirms that there are no Defaults or Events of Default which have occurred and are continuing as of the date hereof.

          5. Governing Law. This Amendment, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio, except and only to the extent precluded by other laws of mandatory application. Notwithstanding the foregoing, the Court shall retain jurisdiction over this Amendment and the forum for any action relating hereto shall be the Court.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                  BORDEN CHEMICALS AND PLASTICS
                                  OPERATING LIMITED PARTNERSHIP, a
                                  Delaware limited partnership

                                  By: BCP Management, Inc., a Delaware
                                  corporation, its general partner

                                  By:
                                     ------------------------------------------
                                     Mark J. Schneider
                                     President and Chief Executive Officer


                                  BCP MANAGEMENT, INC.
                                  a Delaware corporation

                                  By:
                                     ------------------------------------------
                                     Mark J. Schneider
                                     President and Chief Executive Officer

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